FOR IMMEDIATE RELEASE


  ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES SECOND QUARTER 2005 RESULTS


MORRISTOWN, N.J. - NOVEMBER 10, 2004 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) today reported revenues of $2,185,000, an EBITDA1 loss of $894,000, an Adjusted EBITDA(1) loss of $395,000, and a net loss of $1,705,000 or a loss of $0.18 per diluted share, for its second quarter ended September 30, 2004.

SECOND FISCAL QUARTER HIGHLIGHTS

o Quarterly revenues increased by 55%, to $2,185,000 from $1,408,000 in the comparable year ago period. Revenues for the six months ended September 30, 2004 also increased by 55%, to $4,396,000, from $2,829,000 in the comparable year ago period.

o Quarterly net loss available to common stockholders, after a provision for doubtful accounts of $499,000 as described below, was $1,705,000 compared to a loss of $1,254,000 in the comparable year ago period. Net loss available to common stockholders for the six months ended September 30, 2004 was $2,671,000 compared to a loss of $2,403,000 in the comparable year ago period.

o EBITDA for the three and six month period ended September 30, 2004 was a loss of $894,000, and $1,019,000, respectively, compared to EBITDA losses of $79,000 and $91,000 in the comparable year ago periods.

o Adjusted EBITDA, which also excludes non-cash stock based compensation and non-recurring items, for the three and six month period ended September 30, 2004 was a loss of $395,000, and $516,000, respectively, compared to an Adjusted EBITDA loss of $75,000 and $81,000 in the comparable year ago periods.

o Loss from operations in the September 2004 quarter increased to $1,682,000, from a loss of $698,000 in the September 2003 quarter. Loss from operations for the six months ended September 2004, increased to $2,581,000, from a loss of $1,330,000 in September 2003. The increase was due to a $499,000 provision related to the bankruptcy of a datacenter customer, higher selling, general and administrative expenses, due to increased headcount and office expenses as a result of the prior year acquisitions along with those at Access Digital Media, and to higher depreciation and amortization resulting from the increased asset base.

Bud Mayo, Chief Executive Officer of ACCESSIT, stated, "In addition to making improvements in revenue and gross profit margins, we continue to invest in personnel, new product development, and infrastructure within our media services business, to bolster our growing role as the leading provider of technology solutions for the digital cinema industry."

--------
1 EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income/(expense), net. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income/(expense), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.
------------------------------------------------------------------------------
(973) 290-0080                      55 MADISON AVENUE, MORRISTOWN, NJ  07960

CONFERENCE CALL NOTIFICATION
ACCESSIT will host a conference call to discuss its financial results at 10:00 a.m. EDT on Wednesday, November 10, 2004. The conference can be accessed by dialing 617-614-3926, passcode 34381871 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT's Web site, WWW.ACCESSITX.COM. A replay of the call will be available at 617-801-6888, passcode 88798996 through Wednesday, November 17, 2004.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an early mover in offering a fully managed storage and delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Hollywood Software subsidiary with the innovative digital delivery capabilities of its Digital Media unit to provide the highest level of technology available to service the emerging digital cinema industry. For more information, visit our website at www.accessitx.com.

SAFE HARBOR STATEMENT
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with ACCESSIT 's filings with the Securities and Exchange Commission, including ACCESSIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                    # # #
Contact:

Suzanne Tregenza                          Michael Glickman
ACCESSIT                                  The Dilenschneider Group
55 Madison Avenue                         212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
WWW.ACCESSITX.COM

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except for share and per share data)
                                   (unaudited)

                                                        THREE  MONTHS ENDED
                                                           SEPTEMBER 30,

                                                          2003       2004
                                                          ----       ----
Revenues:
 Media services...................................        $ --       $661
 Data center services.............................       1,408      1,524
                                                         -----      -----
               Total revenues.....................       1,408      2,185

Costs of revenues (exclusive of depreciation
and amortization shown below):
 Media services...................................          --        219
 Data center services.............................         881      1,031
                                                           ---      -----
      Total costs of revenues.....................         881      1,250

      Gross profit................................         527        935

Operating expenses:
Selling, general and administrative (excludes non-cash stock-based
compensation of $4 in 2003 and $0 in 2004)........         595      1,182
Provision for doubtful accounts...................           7        527
Research and development..........................          --        120
Non-cash stock-based compensation.................           4         --
Depreciation and amortization.....................         619        788
                                                           ---        ---
               Total operating expenses...........       1,225      2,617
                                                         -----      -----
Loss from operations..............................        (698)    (1,682)

Interest income...................................           1         --
Interest expense..................................        (131)       (91)
Non-cash interest expense.........................        (110)       (66)
Other income, net.................................          12         56
                                                            --         --
Net loss before income taxes......................        (926)    (1,783)
Income tax benefit................................          --         78
                                                            --         --
Net loss..........................................        (926)    (1,705)

Accretion related to redeemable convertible
preferred stock..................                         (237)        --
Accretion of preferred dividends..................         (91)        --
                                                            --         --

Net loss available to common stockholders.........     $(1,254)    $(1,705)
                                                      =========   =========

Net loss available to common stockholders per common share:
    Basic and diluted.............................      $(0.40)     $(0.18)
                                                       ========    ========
Weighted average number of common shares outstanding:
     Basic and diluted............................   3,116,437   9,586,018
                                                     =========   =========

                     Access Integrated Technologies, Inc.
                   EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (unaudited)

                                                     THREE MONTHS ENDED
                                             SEPTEMBER 30,         SEPTEMBER 30,
                                                 2003                   2004
                                                 ----                   ----

Net loss                                      $  (926)                $ (1,705)
ADD BACK:
   Depreciation and amortization                  619                      788
   Interest income                                 (1)                      --
   Interest expense                               131                       91
   Non-cash interest expense                      110                       66
   Income tax benefit                              --                      (78)
   Other income, net                              (12)                     (56)
                                            ----------               ----------
EBITDA (as defined)                             $ (79)                  $ (894)
                                            ----------               ----------
ADD BACK:
---------
    Non-cash stock-based compensation               4                       --
    Provision for customer related
    unbilled revenue                               --                      499
Adjusted EBITDA (as defined)                    $ (75)                  $ (395)
                                           -----------                ---------


                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except for share and per share data)
                                   (unaudited)
                                                          SIX MONTHS ENDED
                                                            SEPTEMBER 30,
                                                          2003       2004
                                                          ----       ----

Revenues:
 Media services...................................        $ --     $1,196
 Data center services.............................       2,829      3,200
                                                         -----      -----
                Total revenues....................       2,829      4,396

Costs of revenues (exclusive of depreciation
and amortization shown below):
 Media services...................................          --        342
 Data center services.............................       1,749      2,040
                                                         -----      -----
                Total costs of revenues...........       1,749      2,382
          Gross profit............................       1,080      2,014

Operating expenses:
Selling, general and administrative (excludes non-cash stock-based
compensation of $10 in 2003 and $4 in 2004).......       1,149      2,286
Provision for doubtful accounts...................          12        576
Research and development..........................          --        167
Non-cash stock-based compensation                           10          4
Depreciation and amortization                            1,239      1,562
                                                         -----      -----
              Total operating expenses............       2,410      4,595
                                                         -----      -----
Loss from operations..............................      (1,330)    (2,581)

Interest income...................................           2         --
Interest expense..................................        (246)      (188)
Non-cash interest expense.........................        (191)      (113)
Other income, net.................................           5         45
                                                         -----      -----
Net loss before income taxes and minority
interest in subsidiary.......................           (1,760)    (2,837)
Income tax benefit................................          --        156
                                                         -----      -----
Net loss before minority interest in subsidiary...      (1,760)    (2,681)
Minority interest in subsidiary...................         --          10
                                                         -----      -----
Net loss    ......................................      (1,760)    (2,671)

Accretion related to redeemable convertible
preferred stock..............................             (463)        --
Accretion of preferred dividends..................        (180)        --
                                                         -----      -----
Net loss available to common stockholders.........     $(2,403)   $(2,671)
                                                      ========   ========
Net loss available to common stockholders per
common share:
     Basic and diluted............................      $(0.78)    $(0.29)
                                                       =======    =======
Weighted average number of common shares outstanding:
     Basic and diluted............................   3,070,862  9,304,008
                                                     =========  =========

                     Access Integrated Technologies, Inc.
                   EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (unaudited)
                                                        SIX MONTHS ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2003               2004
                                                      ----               ----

Net loss                                                 $ (1,760)    $ (2,671)
ADD BACK:
   Depreciation and amortization                            1,239       1,562
   Interest income                                             (2)          --
   Interest expense                                           246         188
   Non-cash interest expense                                  191         113
   Income tax benefit                                          --        (156)
Minority interest                                              --         (10)
   Other income, net                                           (5)        (45)
                                                          -------     -------
EBITDA (as defined)                                         $ (91)   $ (1,019)
                                                         ========     =======
ADD BACK:
---------
   Non-cash stock-based compensation                           10           4
   Provision for customer related unbilled revenue             --         499
                                                          -------     -------
Adjusted EBITDA (as defined)                                $ (81)     $ (516)
                                                         ========     =======


                      Access Integrated Technologies, Inc.
                           Consolidated Balance Sheet
                        (In thousands, except share data)
                                   (unaudited)

                                                       March 31,   September 30,
                                                         2004           2004
                                                         ----           ----

Assets
   Current assets
   Cash and cash equivalents                            $ 2,330       $ 2,778
   Accounts receivable,net                                  509           775
   Prepaids and other current assets                        296           500
   Unbilled revenue                                           8            38
                                                        -------       -------
       Total current assets                               3,143         4,091

Property and equipment, net                               5,865         6,318
Intangible assets, net                                    4,200         3,495
Capitalized software costs, net                           1,430         1,605
Goodwill                                                  5,378         5,371
Deferred costs                                               91           199
Unbilled revenue, net of current portion                    596            82
Security deposits                                           472           326
                                                        -------       -------
       Total assets                                  $   21,175   $    21,487
                                                     ==========   ===========

Liabilities, redeemable stock and stockholders' equity
Current liabilities
   Accounts payable and accrued expenses             $    1,371    $    1,241
   Current portion of notes payable                         650           999
   Current portion of customer security deposits payable     38            40
   Current portion of capital leases                        115            12
   Current portion of deferred revenue                      755           476
   Current portion of deferred rent expense                   2             41
                                                        -------       -------
   Total current liabilities                              2,931         2,809
                                                        -------       -------

   Notes payable, net of current portion                  5,589         4,904
   Customer security deposits, net of current portion       117           119
   Deferred revenue, net of current portion                 271           243
   Capital leases, net of current portion                    35            25
   Deferred rent expense                                    884           927
   Minority interest in subsidiary                           10            --
   Deferred tax liability                                 1,520         1,364
                                                        -------       -------
       Total liabilities                                 11,357        10,391
                                                        -------       -------

Commitments and contingencies

Redeemable Class A common stock, issued
and outstanding, 53,534 shares                              238           244

Stockholders' equity
   Class A common  stock,  $0.001  par  value
     per  share; 40,000,000 shares authorized;
     shares issued and outstanding, September 30,
     2004 - 8,530,552 shares, and March 31, 2004 -
     7,281,730 shares                                         7             9

   Class  B  common  stock,  $0.001  par  value
     per  share;  15,000,000  shares authorized;
     shares issued and outstanding, 1,005,811                 1             1
   Treasury Stock, at cost; 9,140 shares                     --           (32)
   Additional paid-in capital                            24,271        28,242
   Accumulated deficit                                  (14,699)      (17,368)
                                                        -------       -------
       Total stockholders' equity                         9,580        10,852
                                                        -------       -------
         Total liabilities, redeemable
           stock and stockholders' equity            $   21,175     $  21,487
                                                     ==========   ===========